Exhibit 99.1 ENCORE INVESTOR NON-DEAL ROAD SHOW November 2018

SAFE HARBOR The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, shareholder return, capital deployment and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, and its subsequent reports on Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements. 1

RECENT ENCORE HIGHLIGHTS We set new global records for collections and ERC in Q3 2018 We completed the Cabot acquisition in July, transforming Encore into a clear leader in the U.S. and the U.K., the world’s two most important markets for our industry Proprietary and Confidential 2

Q3 2018 WAS A STRONG QUARTER FOR ENCORE IN WHICH WE SET SEVERAL NEW COLLECTIONS RECORDS Estimated Global Debt U.S. Debt U.S. Call Center Remaining Purchasing Purchasing Debt Purchasing Collections Collections Collections Collections $7.2B $499M $318M $171M Up 10% Up 13% Up 18% Up 33% from Q3 2017 from Q3 2017 from Q3 2017 from Q3 2017 3rd consecutive An increase of An increase of Record level of quarter of record $50M from $42M from Global ERC collections Q3 2017 Q3 2017  Encore generated $21M of GAAP Net Income in Q3 2018, which included the costs associated with the completion of the Cabot transaction  Encore generated $36M of Adjusted Income in Q3 2018 3

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION (in $000’s) Adjusted EBITDA + Collections applied to principal balance (Trailing 12-Months, in $M) Adjusted EBITDA - TTM Collections applied to principal balance - TTM 1,200 1,000 800 600 400 200 0 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 4

IN SEPTEMBER 2018, THE FEDERAL RESERVE REPORTED >$1 TRILLION OF U.S. REVOLVING DEBT, EXPECTED TO DRIVE $40-45 BILLION IN CHARGE-OFFS Total U.S. Revolving Debt Outstanding $1.0T1 U.S. Credit Card Estimated Gross Charge-Off Rate 4.2%2 Approximate Revolving Debt Charged-Off Annually $40B-$45B Issuers Outsource to Collection Issuers Sell to Debt Buyers Agencies and Law Firms Primary Placements We estimate Issuers approximately $17.5B Sell to Secondary Placements of Face Value Debt Buyers Will be sold in the U.S. in Tertiary Placements 2018 1) Federal Reserve update from September 2018 for Q3 2018, excludes loans secured by real estate 2) Federal Reserve U.S. credit card net charge off rate for September 2018 was 3.5%, not seasonally adjusted. U.S. credit card estimated gross charge-off rate assumes 20% recovery rate and is therefore calculated by multiplying the net charge-off rate by 1.2. 5

U.S. REVOLVING CREDIT OUTSTANDINGS ARE AT A HISTORICALLY HIGH LEVEL U.S. Revolving Credit Outstanding1 1200 1000 800 $B 600 400 Initial 200 Projections 0 1985Q1 1985Q4 1986Q3 1987Q2 1988Q1 1988Q4 1989Q3 1990Q2 1991Q1 1991Q4 1992Q3 1993Q2 1994Q1 1994Q4 1995Q3 1996Q2 1997Q1 1997Q4 1998Q3 1999Q2 2000Q1 2000Q4 2001Q3 2002Q2 2003Q1 2003Q4 2004Q3 2005Q2 2006Q1 2006Q4 2007Q3 2008Q2 2009Q1 2009Q4 2010Q3 2011Q2 2012Q1 2012Q4 2013Q3 2014Q2 2015Q1 2015Q4 2016Q3 2017Q2 2018Q1 1) U.S. Federal Reserve revolving consumer credit, seasonally adjusted 6

THERE IS STRONG CORRELATION BETWEEN THE U.S. CREDIT CARD CHARGE-OFF RATE AND THE U.S. UNEMPLOYMENT RATE U.S. Unemployment Rate1 vs. U.S. Credit Card Net Charge-Off Rate2 12 U.S. Unemployment Rate U.S. Credit Card Net Charge-Off Rate 10 8% 6 4 2 Charge-off rate has been rising despite the continued decline in the unemployment rate 0 Initial Projections 1985Q1 1985Q4 1986Q3 1987Q2 1988Q1 1988Q4 1989Q3 1990Q2 1991Q1 1991Q4 1992Q3 1993Q2 1994Q1 1994Q4 1995Q3 1996Q2 1997Q1 1997Q4 1998Q3 1999Q2 2000Q1 2000Q4 2001Q3 2002Q2 2003Q1 2003Q4 2004Q3 2005Q2 2006Q1 2006Q4 2007Q3 2008Q2 2009Q1 2009Q4 2010Q3 2011Q2 2012Q1 2012Q4 2013Q3 2014Q2 2015Q1 2015Q4 2016Q3 2017Q2 2018Q1 1) U.S. Department of Labor, Bureau of Labor Statistics, seasonally adjusted 2) U.S. Federal Reserve credit card net charge-off rate When the U.S. unemployment rate begins to rise, we expect to see a further rise in charge-offs 7

WE EXPECT TO DEPLOY MORE THAN $600M IN THE U.S. IN 2018, A HIGHER LEVEL THAN ANY OTHER YEAR IN OUR HISTORY Encore’s U.S. Business  Pricing environment remains favorable and provides attractive returns Encore U.S. Cumulative Deployments  The sale of fresh paper continues to dominate U.S. supply 2017 Cumulative U.S. Deployments $M 2018 Cumulative U.S. Deployments  Encore deployed $123M in Q3 2018 600 compared to $111M in Q3 a year ago 500  We expect to deploy more than $600M 400 in 2018, our highest level ever 300  We secured valuable forward flow opportunities that will carry forward into 200 2019 100  Operational innovation, including digital 0 collections and speech analytics, along Q1 Q2 Q3 Q4 with our steady capacity expansion, continue to drive better collections, which achieved a record level in Q3 8

WE CONTINUE TO FOCUS ON DRIVING OPERATIONAL EFFICIENCIES AND REDUCING COSTS Encore Overall Cost to Collect1 50% 47.6% 45% 43.7% 42.2% 40.0% 40% 39.1% 39.2% 39.5% 38.6% 38.5% 37.3% 35% 30% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD2 1) Cost to Collect, also known as Cost Per Dollar Collected, is related to Encore’s portfolio purchasing and recovery business and is defined and provided in Encore’s annual and quarterly filings with the SEC 2) Cost to Collect through Q3 2018 9

ESTIMATED REMAINING COLLECTIONS GREW $653 MILLION IN THE LAST 12 MONTHS, TO A RECORD $7.2 BILLION Encore Total Estimated Remaining Collections $M 7,221 United States Europe Other 7,000 6,568 6,000 5,654 5,733 5,128 5,000 4,000 3,000 2,000 1,000 0 September 2014 September 2015 September 2016 September 2017 September 2018 10

WE HAVE A TRACK RECORD OF CASH COLLECTIONS THAT EXCEED OUR INITIAL PROJECTIONS Encore Cumulative Collections - U.S. Core through FY2017 $M 10,000 8,000 Actual Cumulative Cash Collections 6,000 4,000 Cumulative Initial 2,000 Projections 0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Note: U.S. Core market is defined as all non-bankruptcy, direct from issuer, unsecured credit card and personal installment loan sales 11

OUR ISSUER CERTIFICATION PROGRAM IS A KEY DIFFERENTIATOR IN THE U.S. MARKET  We average roughly 35 issuer audits and due diligence exercises per year  The certifications received through these audits are a prerequisite for purchasing debt from issuers  Encore has achieved certification from all major U.S. issuers who sell their charged-off accounts Encore Issuer/Audit Process Cycle I: Cycle II: Cycle III: Cycle IV: Request for On-Site Post On-Site Audit Report Approval/ Information Audit Follow-up Received Certification Requests “Encore by far is the most transparent, prepared, and buttoned up of any debt buyer we’ve audited. You have raised and set a new bar in the industry.” - Top 5 Credit Card Issuer 12

THE COMPLETION OF THE CABOT ACQUISITION WAS A TRANSFORMATIONAL EVENT, SOLIDIFYING OUR GLOBAL STRATEGIC POSITION Strategically Aligned  Strengthens our position in the growing, attractive European market with a clear opportunity to further expand  Provides continued benefits from diversification across geographies and products  Increases competitiveness in Spain through consolidation of operations and combining of complementary strengths in consumer and SME  Enables complete sharing of best practices in products, decision science, analytics, operational excellence, digital collections and call strategies Financially Attractive  Accretive to earnings – 2018 EPS growth expected to be at least 20%  Simplifies Encore financials and company structure Low-Risk  Shareholders and partners of Cabot for ~5 years 13

CABOT IS A MARKET LEADER AND STRONG PERFORMER WITH CONSIDERABLE GROWTH POTENTIAL  Cabot is the industry leader in the U.K. and Ireland with additional operations and portfolios in Spain & France Compelling Geographic  Portfolios and further growth opportunities in select and Asset Footprint European countries  Consumer unsecured, mortgages, REO, SME/corporate debt, telco, utilities debt, and auto  Significant capital-light servicing capabilities Servicing Expertise generate fee revenue, led by Wescot  2500+ people  Operational and litigation expertise, combined with Operational  use of data analytics and behavioral science, 20 years of operating Excellence experience leading to best-in-class performance  Largest Credit Management Profitable Growth  Cash collections CAGR of 20% from 2012 to 2017 Servicing business in the U.K.  Seasoned and stable back book representing 72% Attractive Back Book of U.K. collections from affordable payment plans in 2017  First large debt buyer to be licensed by the FCA Market-Leading  Reputation A consumer-centric operator and trusted partner of banks and other credit providers 14

IN EUROPE, WE’RE SEEING AN ACTIVE MARKET WITH MANY EXCITING OPPORTUNITIES TO WIN BUSINESS AT ATTRACTIVE RETURNS European Market  Q3 was characterized by strong deal flow in the U.K. and in several other European countries  Following record portfolio sales in 2017, banks continue to clean up their balance sheets through sales of charged-off receivables, encouraged by continuing regulatory and supervisory pressure  In general, banks are looking to sell paper closer to charge off than in the past  A growing pipeline of servicing opportunities is emerging as banks look to offload more of their credit management needs 15

CABOT CONTINUES TO DELIVER SOLID FINANCIAL AND OPERATIONAL PERFORMANCE Encore’s European Business  We deployed $115M of capital in new portfolio purchases in Q3 with the majority in the U.K.  Our servicing capabilities are providing us with growth opportunities as we work with a broad range of banks on BPO contracts as well as on pre- and post-charge-off servicing arrangements  Operational innovation continues to drive better collections and improve the consumer experience as we invest in our digital collections platform and speech analytics 16

SUMMARY OF Q3 2018 RESULTS AND 2018 EXPECTATIONS  Encore’s Q3 2018 results included records for cash collections and ERC  We believe we are in the very early stages of an expanding U.S. market for debt purchasing  Our increased capacity and high-performing collections operation position us well to capture the U.S. market’s attractive returns  We completed the acquisition of Cabot, transforming Encore into a clear leader in the U.S. and the U.K., the world’s two most important markets for our industry  Cabot continues to generate differentiated returns  Encore’s 2018 EPS growth expected to be at least 20% 17

ENCORE IS A MARKET LEADER IN THE DEBT PURCHASING AND RECOVERY INDUSTRY Extensive investment in data analytics and behavioral science 1 underpins our collections predictability and pricing accuracy Our high-performing operations enable us to innovate and 2 refine collection strategies to improve liquidations Operational scale and cost leadership drive strong 3 profitability and investment returns Our access to capital positions us well to benefit from 4 favorable market conditions Our relentless focus on risk management and regulatory 5 compliance has become a competitive advantage 18

Appendix 19

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
GAAP net income (loss), as reported	$ 19,448	$ 11,012	$ 21,064	$ 22,216	$ 18,830	$ 21,353	$ 30,138	$ 27,957
(Income) loss from discontinued operations, net of tax	(388)	(323)	(836)	463	(967)	(1,212)	(2,068)	(958)
Interest expense	6,854	7,482	29,186	29,747	37,962	43,218	43,498	42,264
Interest income[1]	-	-	-	-	(168)	(238)	(258)	(298)
Provision (Benefit) for income taxes	12,191	6,950	9,707	14,805	11,275	13,100	8,636	15,558
Depreciation and amortization	1,732	2,057	4,395	4,873	5,897	6,619	6,725	7,860
Stock-based compensation expense	3,001	2,179	3,983	3,486	4,836	4,715	4,009	3,621
Acquisition, integration and restructuring related expenses[2]	1,162	16,148	7,703	4,003	10,943	4,616	1,000	2,212
Settlement fees and related administrative expenses	-	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent considerations[3]	-	-	-	-	-	-	-	-
Expenses related to Cabot IPO[4]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[5]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 44,000	$ 45,505	$ 75,202	$ 79,593	$ 88,608	$ 92,171	$ 91,680	$ 98,216
Collections applied to principal balance[6]	129,487	131,044	157,262	116,861	159,106	161,048	155,435	139,076

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP
Better Solutions. Better Life.
20

RECONCILIATION OF ADJUSTED EBITDA (CONTINUED)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
GAAP net income (loss), as reported	$ 29,967	$ 25,185	$ (9,364)	$ 1,596	$ 26,607	$ 30,833	$ (51,946)	$ 11,323
(Income) loss from discontinued operations, net of tax	(1,880)	(1,661)	(2,286)	29,214	3,182	-	-	(829)
Interest expense	42,303	46,250	47,816	50,187	50,691	50,597	48,632	48,447
Interest income[1]	(414)	(370)	(407)	(473)	(499)	(620)	(694)	(725)
Provision (Benefit) for income taxes	14,614	14,921	(6,361)	3,988	10,148	13,451	(13,768)	28,374
Depreciation and amortization	8,137	7,878	8,043	9,102	9,861	8,235	8,032	8,740
Stock-based compensation expense	5,905	6,198	5,156	4,749	3,718	5,151	633	3,125
Acquisition, integration and restructuring related expenses[2]	2,766	7,892	2,235	2,635	2,141	3,271	3,843	7,457
Settlement fees and related administrative expenses	-	-	63,019	-	2,988	698	2,613	-
Gain on fair value adjustments to contingent considerations[3]	-	-	-	-	-	-	-	(8,111)
Expenses related to Cabot IPO[4]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[5]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 101,398	$ 106,293	$ 107,851	$ 100,998	$ 108,837	$ 111,616	$ (2,655)	$ 97,801
Collections applied to principal balance[6]	160,961	167,024	156,229	144,075	177,711	166,648	247,427	147,203

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP
Better Solutions. Better Life.
21

RECONCILIATION OF ADJUSTED EBITDA (CONTINUED)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18
GAAP net income (loss), as reported	$ 14,979	$ 19,076	$ 42,144	$ 2,779	$ 23,713	$ 26,974	$ 13,016
(Income) loss from discontinued operations, net of tax	199	-	-	-	-	-	-
Interest expense	49,198	50,516	52,755	51,692	57,462	60,536	65,094
Interest income[1]	(779)	(919)	(943)	(994)	(1,017)	(1,082)	(747)
Provision (Benefit) for income taxes	12,067	13,531	17,844	8,607	9,470	11,308	16,879
Depreciation and amortization	8,625	8,672	8,522	14,158	10,436	10,923	9,873
Stock-based compensation expense	750	2,760	3,531	3,358	2,276	3,169	5,007
Acquisition, integration and restructuring related expenses[2]	855	3,520	342	7,245	572	3,655	8,475
Settlement fees and related administrative expenses	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent considerations[3]	-	(2,773)	-	(49)	(2,274)	(2,378)	-
Expenses related to Cabot IPO[4]	-	-	-	15,339	2,984	-	-
Loss on derivatives in connection with Cabot Transaction[5]	-	-	-	-	-	6,578	2,737
Adjusted EBITDA	$ 85,894	$ 94,383	$ 124,195	$ 102,135	$ 103,622	$ 119,683	$ 120,334
Collections applied to principal balance[6]	188,893	173,946	159,408	150,788	198,282	185,799	199,457

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP
Better Solutions. Better Life.
22